Exhibit 99.1

 AST-OPC1 Development Program for Spinal Cord Injury Asterias Biotherapeutics Inc. NYSE MKT: ASTInvestor DayMay 8, 2015  *

 Forward Looking Statements  Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ Registration Statement on Form S-3 and Prospectus, as well as its other periodic reports, filed with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.  *

 *  Asterias Biotherapeutics, Inc  Issuer:  Asterias Biotherapeutics, Inc.  Exchange / Tickers:  NYSE MKT / AST  Shares outstanding:  32.3 M  Market cap:  $341M (based on share price of $10.54 as of May 1, 2015)  Major institutional holders:  Romulus, Fidelity, Scarsdale Equities, First Eagle  Key financials (as of February 2015):  ~$7.4M cash1~$19M marketable securities2Potential near-term proceeds of $11.7M from 5M “in the money” warrants at $2.34 which expire June 15, 2015  Guidance for 2015:  Expected net cash burn of $15-17M  1 $4.1M (unaudited) as of January 31, 2015 plus estimated $5.3M net proceeds from financing closed February 5, 20152 3.8M shares of BioTime (NYSE MKT: BTX) as of Mar 31, 2015

Key Highlights of Asterias

- **Two transformative platforms:**
  - Industry-leading Pluripotent Stem Cells
  - Dendritic Cell Immunotherapy

- **Both lead products entering the clinic**
  - Clinical development focused on de-risked indications with robust proof-of concept data

- **Partnerships with leading institutions**
  - $14.3mm in non-dilutive funding from California Institute of Regenerative Medicine (CIRM) to launch AST-OPC1 Phase 1/2a for spinal cord injury
  - Partnered with Cancer Research UK (CRUK) to conduct AST-VAC2 Phase 1/2a for lung cancer with ~$20-30mm funded by CRUK

- **Addressing large markets with significant unmet medical needs – multiple milestones over the next 24 months**
  - AST-OPC1 Phase 1/2a trial and FDA pending potential expansion cohort may result in path to registration study

ASTERIAS BIOTHERAPEUTICS

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 *  Today’s Agenda: AST-OPC1 Development Program for SCI  9:30AM: Welcome and Introduction to Asterias: Pedro Lichtinger (10’)9:40AM: Introduction to Spinal Cord Injury and AST-OPC1: Jane Lebkowski (25’) 10:05AM: Design, Objectives and Status of Asterias’ Current Spinal Cord Injury Clinical Trial: Ed Wirth (25’) 10:30AM: Clinical Foundations for the Endpoints and Outcome Measures in Asterias’ Spinal Cord Injury Trials: John Steeves. (30’)  11:00AM: Future Clinical Development Plan for AST-OPC1: Ed Wirth (30’)11:30AM: Summary and Questions: Jane Lebkowski: Moderator (30’)

 Introduction to Spinal Cord Injury and AST-OPC1 Jane Lebkowski Ph.D. President of R&D Investor DayMay 8, 2015  *

Spinal Cord Injury: Multiple Devastating Life-Changing Effects



- Loss of limb function
- Impaired cardiovascular control
- Impaired bowel and bladder control
- Chronic neurgenic pain
- Increase pain sensation
- Decreased sexual function
- Increased frequency of pressure sores
- Urinary tract infections
- Spasticity
- Debilitating burning/tingling sensations

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Spinal Cord Injury: Incidence and Costs

Devastating Condition with High Unmet Medical Need and High Costs to the System

- Affects 12,000 patients per year in US[1] alone
- Primarily affects young and previously healthy males in their 20s and 30s at time of injury
- No currently approved therapies
- Lifetime cost of care per patient of $2-4mm[1]
- Healthcare costs to system of $14.5bn per year in US alone, plus $5.5bn in lost productivity[2]
- Multi-billion dollar annual market opportunity[3]

Cervical Spinal Cord injury is a High Priority Target

- Cervical SCI has highest incidence and is most prevalent SCI type
- First year cost of care is ~$1 million for cervical complete SCI and ongoing care and support thereafter exceeds $150,000/year
- Integration back into a work environment for patients with cervical complete injuries is rare.
- Average life expectancy is now 75% of able bodied population, which means a person injured as a young adult could live with SCI for ~ 50 years
- Lifetime costs for ongoing care and support for a severe cervical injury can exceed $8.5 million/person

ASTERIAS BIOTHERAPEUTICS

[1] National Spinal Cord Injury Statistical Center, Facts and Figures 2013
[2] Berkowitz et al, Spinal Cord Injury: An Analysis of Medical and Social Costs, 1998
[3] Internal estimates

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Human Spinal Cord Injury Causes Tissue Destruction and Ectopic Tissue Formation in the Spinal Cord

- Trauma to the spinal cord causes hemorrhagic necrosis
- Secondary damage includes cell death, cavity formation, demyelination, and scarring
- Chronic stage: gray matter replaced by either a lesion cavity or collagenous scar
- Typical spared rim of white matter

Cervical SCI at C5; 10 days post-injury



Kakulas, Paraplegia, 25:212-216, 1987

Normal Spinal Cord | Solid Cord Injury | Contusion Cavity


A
B
C

Norenberg et al., J. Neurotrauma, 21(4):429-440, 2004

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 *  Rationale for Oligodendrocyte Progenitor Cells  Cavitation  Aubourg, P., Nature Genetics 2007  Obermair, Schröter and Thallmair, Physiology 2008  Pathology of the lesion provides rationale for oligodendrocyte progenitor transplantation

AST-OPC1: hESC-Derived Oligodendrocyte Progenitor Cells (OPCs)


AST-OPC1

AST-OPC1

- Cryopreserved Allogeneic Cell Population
- Derived from Human Embryonic Stem Cells (hESCs)
- Characterized Composition of Cells:
  - Oligodendrocyte progenitors
  - Neural progenitors
  - Infrequent mature neural cells and
  - Rare other characterized cell types
- Three identified functions
  - Produces neurotrophic factors
  - Induces remyelination
  - Induces vascularization
- “Off the shelf” administration
- First indication: spinal cord injury
- Potential line extensions in other neurodegenerative diseases

ASTERIAS BIOTHERAPEUTICS
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 AST-OPC1: Three Major Physiologically Relevant Functional Activities  2. Produces neurotrophic factors and stimulates neurite outgrowth  Promote increased neurite outgrowth  1. Wraps host neuronsand forms compact myelin sheaths  Host Endothelial Cells  AST-OPC1  Rat spinal cord 9 months post transplantation  Rag2-/- γc-/- /shi mouse + AST-OPC1  TubIII  *  Zhang et al Stem Cells and Development (2006) 15: 943; Manuscript in preparation  3. Stimulates neovascularization

Models of Spinal Cord Injury Used to Evaluate Safety/Activity of AST-OPC1


C5
T10

Unilateral Contusion Injury at C5/C6

Midline Contusion Injury at T10

Transplant AST-OPC1 7 days post- injury at injury site

Evaluate
- Efficacy & Activity
- Histological Effects
- Cell Survival
- Cell Phenotype
- Cell Migration
- Toxicity

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AST-OPC1 Improves Locomotor Recovery When Transplanted in Rats with Sub-acute Thoracic and Cervical SCI

Locomotor Improvement in Thoracic SCI



OPC Transplant
Fibroblast Transplant
No Transplant
Mean BBB +/- SEM
0
2
4
6
8
10
12
14
16
18
20
1
3
13
21
28
35
42
49
56
Transplant
Days Post-Injury
*
*
*

- Increased Weight Bearing
- Improved HL-FL Coordination
- Improved Hind Paw Clearance
- Improved Trunk Stability
- Decreased Tail Drag

Locomotor Improvement in Cervical SCI



Gait Score:
First Principal Component
6
4
2
0
-2
-4
-6
0
1
2
3
4
Months Post-treatment
Sham
AST-OPC1
HBSS
p = 0.045

- Increased Running Speed
- Increased Right Forelimb Stride Length
- Increased Right Forelimb Maximal Longtudinal Deviation
- Increased Right Rear Stride Frequency

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 AST-OPC1: Improved Locomotor Activity  *  Control (no cells)  AST-OPC1 Treated

AST-OPC1 Decreases Parenchymal Cavitation In Injured Rats



AST-OPC1
5 mm
HBSS



Area of Parenchymal Cavitation (mm2)
Cavitation area (mm2)
0.0
0.1
0.2
0.3
0.4
0.5
p<0.05
**
AST-OPC1
HBSS

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 AST-OPC1 Reduces SCI Cavity Formation and Induces Persistent Myelination  Brown: antibody to human nuclear antigen labels AST-OPC1; Blue: Eriochrome Cyanine stains myelin  hNucEC  1 mm  100 µm  50 µm  AST-OPC1 in SCI Lesion; Significantly Reduced Cavity Formation  Robust AST-OPC1 survival (brown)  Myelinated Fibers (blue)  Rat Thoracic Spinal Cord Injury Model  hNucEC  1 mm  100 µm  50 µm  Cavity forms in untreated SCI lesion  Myelinated axons do not extend across cavity  *

Safety/Efficacy Profile of AST-OPC1 in Nonclinical Studies

28 Animal Studies
>3000 Rodents and Pigs

- Activity/ Efficacy
- Biodistribution
- Dosing/Delivery
- Toxicity
- Tumorigenicity
- Ectopic Tissue
- Immune Rejection

- Survives in the Spinal Cord
- Predominantly Neural Cell Types
- Greatest Activity in Subacute Injury
- Improves Locomotor Activity
- Reduces Parenchymal Cavitation
- Active Doses Established
- Migrates Up 5cm in Spinal Cord
- No Distribution Outside CNS
- Does Not Increase Mortality
- Does Not Induce Allodynia
- Does Not Induce Systemic Toxicity
- Does Not Produce Teratomas
- Produces Low Frequency (1-2%) Small Ectopic Tissue at Injury Site
- Not Highly Susceptible to Direct Immune Responses

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*  Overall Development Path for AST-OPC1 and Regulatory Status  IND  Potential for:Orphan Drug StatusBreakthrough Designation  Safety in Complete Thoracic SCI  Safety and Activity in Complete Cervical SCI Dose Escalation  Safety and Efficacy in Complete Cervical SCI   Pivotal Clinical Trial  INDAmendment  Long-term Follow-up  Open for Enrollment  Future Expansion Trial  INDAmendment

 *  Partnership with CIRM Provides Project Validation and Non-dilutive Funding  $14.3 Million Grant  Includes funding for:Execution of Phase 1/2a studyProcess and assay development activities to prepare for pivotal trials and commercializationFacilities and indirect costsPotential follow-on grants to expand and accelerate trial